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Exhibit 23.2

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

LTWC Corporation
Stamford, Connecticut

        We hereby consent to the incorporation by reference in the Registration Statements on Forms S-3 and S-8 (Nos. 333-75232, 333-70106, 333-67750, 333-89053, 333-31902, 333-42566, and 333-89053) of LTWC Corporation of our report dated March 28, 2003 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.

Valhalla, New York
April 15, 2003

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  Exhibit 23.2
CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS